Supplement to the currently effective Statements of Additional Information ("SAIs") for the fund listed below:

DWS Balanced Fund

--------------------------------------------------------------------------------

The following information replaces information contained in the "Investment Policies and Techniques" section of the Fund's SAIs, which reflects the removal of the Fund's current policy limits on its currency exposure to 10% of its total assets:

Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value and to enhance return. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps may be used for enhancing return or for hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. Currency transactions involve some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency transaction, the Fund will comply with the asset segregation requirements described below.

The following  information  supplements the disclosure in the "Management of the
Funds"  section  of  the  Fund's   Statement  of  Additional   Information  upon
shareholder approval of the Sub-Advisory Agreement:

Subadvisor to DWS Balanced Fund

Deutsche Asset Management International GmbH ("DeAMi"), an investment advisor registered with the US Securities and Exchange Commission, will be the subadvisor to the Fund upon shareholder approval of the sub-advisory agreement (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement will be submitted for approval by shareholders at a shareholder meeting to be held in the first quarter of 2008. DeAMi, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany, will render investment advisory and management services to the Fund pursuant to the terms of the Sub-Advisory Agreement between DeAMi and DIMA. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Sub-Advisory Agreement, DeAMi will manage the investment and reinvestment of a portion of the large cap value allocation of the Fund's portfolio and will provide such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

DIMA will pay a fee to DeAMi for serving as subadvisor to the Fund at the annual rates shown below:

Assets                                      Sub-Advisory Fee
Managed by DeAMi (in Euros)                 (as a % of average daily net assets)
---------------------------                 ------------------------------------

(euro)0 - (euro)250 million                            0.300%
(euro)250 million - (euro)500 million                  0.200%
(euro)500 million - (euro)1 billion                    0.120%
(euro)1 billion - (euro)2.5 billion                    0.080%
(euro)2.5 billion - (euro)5 billion                    0.055%
(euro)5 billion - (euro)25 billion                     0.035%
(euro)25 billion - (euro)50 billion                    0.025%
over (euro)50 billion                                  0.015%

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Sub-Advisory Agreement.


               Please Retain This Supplement for Future Reference



January 14, 2008